Exhibit 99.2

Making Our Mission a Reality KATE HAVILAND, CHIEF EXECUTIVE OFFICER J.P. MORGAN HEALTHCARE CONFERENCE JANUARY 8, 2024 Adrianne Clinton patient living with systemic mastocytosis

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended, including, without limitation, statements regarding plans, strategies, timelines and expectations for the company’s future business growth, including its 2024 growth strategy ; AYVAKIT’s potential to capture a blockbuster market opportunity in SM ; whether BLU - 808 has first - and best - in - class, pipeline in a pill potential ; whether any of the company’s product candidates will address unmet medical needs ; reduction of the company’s cash burn in 2024 ; statements regarding plans and expectations for the company’s current or future approved drugs and drug candidates ; the potential benefits of any of the company’s current or future approved drugs or drug candidates in treating patients ; and the company’s financial performance, strategy, goals and anticipated milestones, business plans and focus . The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . Any forward - looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward - looking statements contained in this presentation, including, without limitation, the company’s ability and plans in continuing to expand a commercial infrastructure, and successfully launching, marketing and selling current or future approved products ; the company’s ability to successfully expand the approved indications for AYVAKIT/AYVAKYT or obtain marketing approval for AYVAKIT/AYVAKYT in additional geographies in the future ; the delay of any current or planned clinical trials or the development of the company’s current or future drug candidates ; the company’s advancement of multiple early - stage efforts ; the company’s ability to successfully demonstrate the safety and efficacy of its drug candidates and gain approval of its drug candidates on a timely basis, if at all ; the preclinical and clinical results for the company’s drug candidates, which may not support further development of such drug candidates either as monotherapies or in combination with other agents or may impact the anticipated timing of data or regulatory submissions ; the timing of the initiation of clinical trials and trial cohorts at clinical trial sites and patient enrollment rates ; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials ; the company’s ability to obtain, maintain and enforce patent and other intellectual property protection for AYVAKIT/AYVAKYT or any drug candidates it is developing ; the company’s ability to develop and commercialize companion diagnostic tests for AYVAKIT/AYVAKYT or any of its current and future drug candidates ; the company’s ability to successfully expand its operations, research platform and portfolio of therapeutic candidates, and the timing and costs thereof ; and the success of the company’s current and future collaborations, financing arrangements, partnerships or licensing arrangements ; and risks and uncertainties related to the impact of the COVID - 19 pandemic to the company’s business, operations, strategy, goals and anticipated milestones, including the company’s ongoing and planned research and discovery activities, ability to conduct ongoing and planned clinical trials, clinical supply of current or future drug candidates, commercial supply of current or future approved products, and launching, marketing and selling current or future approved products . These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the company’s filings with the Securities and Exchange Commission (SEC), including the company’s most recent Annual Report on Form 10 - K, as supplemented by its most recent Quarterly Report on Form 10 - Q and any other filings that the company has made or may make with the SEC in the future . The forward - looking statements in this presentation are made only as of the date hereof, and except as required by law, the company undertakes no obligation to update any forward - looking statements contained in this presentation as a result of new information, future events or otherwise . Accordingly, readers are cautioned not to place undue reliance on these forward - looking statements . This presentation also contains estimates, projections and other statistical data made by independent parties and by the company relating to market size and growth and other data about the company's industry . These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . In addition, projections, assumptions and estimates of the company's future performance and the future performance of the markets in which the company operates are necessarily subject to a high degree of uncertainty and risk . Blueprint Medicines, AYVAKIT, AYVAKYT and associated logos are trademarks of Blueprint Medicines Corporation . 2

The accelerating growth profile of Blueprint Medicines 3 Establishing leadership in SM Accelerating growth Incubating innovation Broad portfolio built organically through proprietary research platform Approval & launch of AYVAKIT ® ( avapritinib ) for AdvSM and ISM in the U.S. and EU Blockbuster opportunity in SM, focused investment in compelling growth opportunities , and a path to profitability 2011 – 2021 2021 – 2023 2024 – FUTURE Avapritinib is approved under the trade name AYVAKYT ® in Europe. AdvSM , advanced systemic mastocytosis ; ISM, indolent systemic mastocytosis ; SM, systemic mastocytosis A fully - integrated, commercial - stage, global biopharmaceutical company, with an accelerating growth profile <15 years from founding

Delivering business growth in 2024 and beyond 4 2023 Accomplishments 2024 Growth Strategy Launched AYVAKIT in ISM Delivered four Phase 1 clinical datasets informing future investment Nominated 3 DCs, including oral wild - type KIT inhibitor BLU - 808 Continued decline in operating expenses Significant revenue growth with AYVAKIT launch in SM Focused investment in compelling growth opportunities with potential to be significant value drivers Durable capital position allows for independence from capital markets DC, development candidate

Three key growth drivers in 2024 5 ALLERGY/ IMMUNOLOGY ONCOLOGY/ HEMATOLOGY Investing in Sustainable Innovation Maintaining Financial Strength Strong and steady global launch delivering growth well into the next decade Capturing a Blockbuster Opportunity

AYVAKIT has a unique and multidimensional value proposition 6 Blockbuster market opportunity Compelling clinical profile Multiple opportunities for growth Positive receptivity driving demand

AYVAKIT is capturing a blockbuster opportunity in SM 7 $28.6 $30.1 $39.1 $39.9 $54.2 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 AYVAKIT NET PRODUCT REVENUE ($M) +36% May 22, 2023: FDA approval for ISM Significantly larger population with potential for chronic duration of treatment in ISM High - margin specialty drug with tractable call points First and only approved therapy to treat the underlying driver of disease Durable growth expected into next decade with long IP protection IP, intellectual property

AYVAKIT provides durable symptom control with a well - tolerated, once - daily pill 8 Broad and Durable Efficacy Improvement across broad range of skin, gastrointestinal, neurocognitive, and other symptoms Safety Profile Supporting Chronic Treatment Treatment durations up to 4+ years in PIONEER 1 ; long - term safety data to be presented in 2024 Range of Doses Multiple dose strengths meet the medical needs across a spectrum of SM patients 1. Blueprint Medicines data on file. As of November 2023, the median duration of therapy in PIONEER (n=251) was 25.1 months ( ran ge: 0.2 - 52.9 months). 8

Strong foundation and breadth of execution fuel near-term growth trajectory

~60/40%
Volume driven by **new vs. existing** prescribers

Volume driven by **academic vs. community** accounts
~50/50%

Broad demand across provider types and channels

Commercial and medical execution driving **awareness**

70+ SM **publications**

230+ Educational **speaker programs**

300+ Regional SM **conferences**

3.5X
Growth in patient unaided **AYVAKIT awareness** vs. prior to launch

Patients likely to **ask their doctor** about AYVAKIT
~65%

Ease of **access**

~95% **Conversion rate** from prescription to shipment

< 10 Days **time to fill** for majority of patients

>95% Percent of lives with **broad coverage to label**

1. Blueprint Medicines data on file. Percentages are based upon new SM patient starts in Q3 2023 visible in the SP/HUB channel, which reflects the majority of AYVAKIT volume.

blueprint MEDICINES
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Significant headroom for upside opportunity with growing SM market 10 • Broaden healthcare provider perspective on the AYVAKIT - eligible patient to align to our broad label • Build market through more efficient diagnosis • Enter new markets outside of the U.S. ~9,500 Diagnosed and uncontrolled ISM in U.S. 1 ~32,000 U.S. SM prevalence 2 >20% YoY growth ~21,000 Total SM diagnosed in U.S. 1 1. Blueprint Medicines data on file, based upon visibility of unique patients in US claims data. 2. Cohen et al 2014.

Capturing a Blockbuster Opportunity Three key growth drivers in 2024 11 ALLERGY/ IMMUNOLOGY ONCOLOGY/ HEMATOLOGY Investing in Sustainable Innovation Maintaining Financial Strength Focused investment to drive long - term growth

Building scale in two focused and exciting areas of science

	PROGRAM	TARGET	DISCOVERY	CLINICAL	COMMERCIAL	RIGHTS
Allergy/inflammation focus: **MAST CELL DISORDERS**						
	AYVAKIT ® (avapritinib)[1]	KIT D816V	Indolent SM[2] Advanced SM[3]			Global excluding Greater China[4]
	Elenestinib (next gen)	KIT D816V	Indolent SM			Global
	BLU-808	Wild-type KIT	Chronic urticaria			
	Additional undisclosed mast cell targets/modalities					
Oncology focus: **SOLID TUMORS**						
	BLU-222	CDK2	HR+ / HER2- breast cancer Other CDK2 vulnerable cancers			Ongoing partnering discussions
	BLU-956 (next gen)	CDK2	HR+ / HER2- breast cancer			
	Targeted protein degrader	CDK2	HR+ / HER2- breast cancer			Global
	Targeted protein degrader	Undisclosed				
	Additional programs	Undisclosed				Global

1. Also approved in the U.S. for adults with unresectable or metastatic GIST harboring a PDGFRA exon 18 mutation, including PDGFRA D842V mutations. Approved in Europe (AYVAKYT®) for adults with unresectable or metastatic GIST harboring the PDGFRA D842V mutation. 2. Approved in the U.S. for adults with indolent SM. Approved in Europe (AYVAKYT) for adults with indolent SM with moderate to severe symptoms inadequately controlled on symptomatic treatment. 3. Approved in the U.S. for adults with advanced SM, including aggressive SM (ASM), SM with an associated hematological neoplasm (SM-AHN) and mast cell leukemia (MCL). Approved in Europe (AYVAKYT®) for adults with ASM, SM-AHN or MCL, after at least one systemic therapy. 4. CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib in Greater China. Updated as of January 8, 2024.

blueprint MEDICINES 12

Mast cells are core drivers of biology in a range of inflammatory diseases 13 • KIT - mediated signaling plays a central role in survival, proliferation, and activation of mast cells • When degranulation occurs, release of inflammatory molecules leads to a broad range of physiological effects KIT is a clinically validated mast cell target prostaglandins KIT histamine cytokines tryptase degranulation MCAS, mast cell activation syndrom; GI, gastrointestinal

Elenestinib , an investigational next - generation, potent, selective KIT D816V inhibitor 14 – 22.2 – 28.5 – 31.8 – 33.6 – 40.0 – 35.0 – 30.0 – 25.0 – 20.0 – 15.0 – 10.0 – 5.0 0.0 Placebo (n=10) Elenestinib 25 mg QD (n=10) Elenestinib 50 mg QD (n=10) Elenestinib 100 mg QD (n=8) Mean % change from baseline Elenestinib Reductions in ISM - SAF Total Symptom Score 1. Tashi T. Et al. Presented at ASH 2023. Well - tolerated with no treatment discontinuations due to AEs; most AEs Grade 1/2 Improved disease - related symptoms as assessed by the validated ISM - SAF Reduced multiple biomarkers of mast cell burden Robust clinical activity and favorable tolerability observed across doses HARBOR PART 1 TRIAL RESULTS PRESENTED AT ASH 2023 1 :

Wild-type KIT inhibitor BLU-808 has first- and best-in-class, pipeline in a pill potential

Attribute	Ideal Candidate	BLU-808	
pKIT / proliferation IC_{50}	< 10 nM pKIT IC_{50}	0.37/1.3 nM	✓
PDGFR / FLT3 selectivity	> 50x / > 50x	>300/>9600	✓
Kinase Selectivity; S(10)	< 0.1	0.042	✓
Drug/Drug Interactions	Low potential	Low potential	✓
Peripherally Restricted	Kpuu < 0.1	Kpuu 0.021	✓

IND submission planned for 2Q 2024



Vehicle



10 nM BLU-808

- Preclinical treatment with BLU-808 inhibits degranulation, **targeting an underlying cause of inflammatory disease**.
- Images are frame capture from videos available at the QR code.

PDGFR, platelet-derived growth factor receptor; FLT3, fms-like tyrosine kinase 3; Kpuu, unbound partition coefficient; IgE, immunoglobulin E; IND, investigational new drug

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Targeting KIT with an oral therapy to address significant unmet medical needs 16 Typical presentation of hives or wheals, a common symptom in chronic urticaria 1 Disease Biology Driven by Mast Cells Target Validation wtKIT inhibition has established clinical proof - of - concept in chronic urticaria Approach Small molecule TKI; opportunity to drive market expansion with an oral regimen Significant disease burden and QoL impact due to itching, hives, swelling and related anxiety, sleep loss ~680K patients in US & EU4 1 Unmet need for an oral therapy that targets core biology Opportunity TKI, tyrosine kinase inhibitor; QoL, quality of life; EU4 includes France, Germany, Italy, Spain 1. Antihistamine refractory, claims - identified patients with CU in the US and EU4

Building scale in two focused and exciting areas of science

	PROGRAM	TARGET	DISCOVERY	CLINICAL	COMMERCIAL	RIGHTS
Allergy/inflammation focus: **MAST CELL DISORDERS**	AYVAKIT® (avapritinib)[1]	KIT D816V	Indolent SM[2] Advanced SM[3]			Global excluding Greater China[4]
	Elenestinib (next gen)	KIT D816V	Indolent SM			Global
	BLU-808	Wild-type KIT	Chronic urticaria			
	Additional undisclosed mast cell targets/modalities					
Oncology focus: **SOLID TUMORS**	BLU-222	CDK2	HR+ / HER2- breast cancer Other CDK2 vulnerable cancers			Ongoing partnering discussions
	BLU-956 (next gen)	CDK2	HR+ / HER2- breast cancer			
	Targeted protein degrader	CDK2	HR+ / HER2- breast cancer			Global
	Targeted protein degrader	Undisclosed				
	Additional programs	Undisclosed				Global

blueprint MEDICINES

1. Also approved in the U.S. for adults with unresectable or metastatic GIST harboring a PDGFRA exon 18 mutation, including PDGFRA D842V mutations. Approved in Europe (AYVAKYT®) for adults with unresectable or metastatic GIST harboring the PDGFRA D842V mutation. 2. Approved in the U.S. for adults with indolent SM. Approved in Europe (AYVAKYT) for adults with indolent SM with moderate to severe symptoms inadequately controlled on symptomatic treatment. 3. Approved in the U.S. for adults with advanced SM, including aggressive SM (ASM), SM with an associated hematological neoplasm (SM-AHN) and mast cell leukemia (MCL). Approved in Europe (AYVAKYT®) for adults with ASM, SM-AHN or MCL, after at least one systemic therapy. 4. CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib in Greater China. Updated as of January 8, 2024.

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With BLU - 222, we have solved the selectivity challenge of CDK2 inhibition 18 CDK2 is a clinically validated cell cycle target Large market with significant unmet need Comprehensive program to drive value $10B+ Global sales of CDK4/6 inhibitors for HR+/HER2 - breast cancer in 2023 Prevent and address CDK4/6 resistance as backbone of combination therapy Highly selective approach minimizing off - target toxicity to enable combination partner of choice Next - generation assets to maximize long - term value CDK, cyclin - dependent kinase; HR+, hormone receptor positive; HER2 - , human epidermal growth factor receptor 2 negative; SOC, sta ndard of care Selective CDK2 inhibition has historically been challenging to achieve

BLU - 222 has the potential to be the first and best - in - class selective inhibitor of CDK2 19 BLU - 222 1 PF - 4091 2 PRECLINICAL PROFILE Selectivity score / SI(10) 0.045 0.127 CDK2 potency / CDK2 enzyme IC 50 ( nM ) 2.6 7.2 PHASE 1 MONOTHERAPY DOSE ESCALATION DATA Patients 27 patients 35 patients Dose range tested 50 mg – 800 mg BID (MTD not determined) 75 mg – 500 mg BID (MTD: 300 mg BID) PK (average effective half life) ~12 hrs ~2 - 3 hrs Treatment emergent adverse events (TEAEs) No Gr5; 1 Gr4 (hypokalemia; unrelated) 1 Gr5 (unrelated); 1 Gr4 (neutropenia) HEMATOLOGIC TEAE s ALL GR3 GR4 ALL GR3 GR4 • Anemia 29.6% 3.7% 45.7% 8.6% • Neutropenia 3.7% 28.6% 14.3% 2.9% • Thrombocytopenia 3.7% 3.7% 20.0% 2.9% 1. Patel, M.R. et al, ASCO 2023 and Blueprint data on file. Data cut April 25, 2023. 2. Yap, T.A. et al, ASCO 2023

Capturing a Blockbuster Opportunity f Three key growth drivers in 2024 20 ALLERGY/ IMMUNOLOGY ONCOLOGY/ HEMATOLOGY Investing in Sustainable Innovation Maintaining Financial Strength Durable capital position with a clear path to profitability

$21 $53 $111 2020 2021 2022 2023 2024 2025 2026 2027+ AYVAKIT is capturing a blockbuster opportunity in SM Actual Will provide FY 2023 financials and 2024 AYVAKIT product revenue guidance at Q4/FY 2023 earnings call. ESTIMATED >$1.5B GLOBAL SM PEAK REVENUE 21 AYVAKIT Annual Net Product Revenue ($M) Figure is provided as a graphical representation and is not intended as financial guidance.

Portfolio prioritization driving continued operating expense reduction 22 Continued reduction in opex • Deprioritized investment decisions (e.g., EGFR) support anticipated opex reduction • Plan for continued opex reduction while still investing sustainably, allocating capital toward highest priority programs AYVAKIT revenue growth and opex reductions will drive continued decline in cash burn Operating Cash Burn will Continue to Decline in 2024+ Operating cash burn for 2023 is based upon unaudited results, to be announced at Q4/FY 2023 financial and operating results c all in February 2024. Figure is provided as a graphical representation and is not intended as financial guidance. 2022 2023 2024 Planned Expect YoY decline in opex and cash burn. Will provide 2024 commentary at Q4/FY 2023 earnings call

Key anticipated portfolio milestones in 2024 23 Area Program Milestone Timing Mast cell disorders AYVAKIT Present long - term safety and efficacy data from PIONEER trial in ISM 1H 2024 BLU - 808 IND submission 2Q 2024 Elenestinib Initiate registration - enabling Part 2 of the HARBOR trial in ISM 2H 2024 Solid tumors BLU - 222 Present data in combination with ribociclib and fulvestrant for HR+/HER2 - breast cancer 1H 2024 Provide update on registration plan for HR+/HER2 - breast cancer 2H 2024 In addition to AYVAKIT revenue growth , Blueprint expects the following data - related milestones in 2024:

Blueprint positioned to accelerate our business growth in 2024 and beyond 24 AYVAKIT is capturing a blockbuster opportunity in SM. AYVAKIT in SM is one of the most exciting rare disease launches happening today. Focused investment in growth opportunities that leverage our expertise. Pursuing exciting areas of science at the nexus of our deep understanding of core biology and our business strategy to drive growth through leverage and scale. On the path to profitability. With ramping revenues and a focused spending plan we are maintaining a durable capital position while also investing in opportunities for longer term growth.

Blueprint Medicines pipeline

	PROGRAM	TARGET	DISCOVERY	CLINICAL	COMMERCIAL	RIGHTS
Allergy/inflammation focus: **MAST CELL DISORDERS**	AYVAKIT ® (avapritinib)[1]	KIT D816V	Indolent SM[2] Advanced SM[3]			Global excluding Greater China[4]
	Elenestinib (next gen)	KIT D816V	Indolent SM			Global
	BLU-808	Wild-type KIT	Chronic urticaria			
	Additional undisclosed mast cell targets/modalities					
Oncology focus: **SOLID TUMORS**	BLU-222	CDK2	HR+ / HER2- breast cancer Other CDK2 vulnerable cancers			Ongoing partnering discussions
	BLU-956 (next gen)	CDK2	HR+ / HER2- breast cancer			
	Targeted protein degrader	CDK2	HR+ / HER2- breast cancer			Global
	Targeted protein degrader	Undisclosed				
	Additional programs	Undisclosed				Global

1. Also approved in the U.S. for adults with unresectable or metastatic GIST harboring a PDGFRA exon 18 mutation, including PDGFRA D842V mutations. Approved in Europe (AYVAKYT®) for adults with unresectable or metastatic GIST harboring the PDGFRA D842V mutation. 2. Approved in the U.S. for adults with indolent SM. Approved in Europe (AYVAKYT) for adults with indolent SM with moderate to severe symptoms inadequately controlled on symptomatic treatment. 3. Approved in the U.S. for adults with advanced SM, including aggressive SM (ASM), SM with an associated hematological neoplasm (SM-AHN) and mast cell leukemia (MCL). Approved in Europe (AYVAKYT®) for adults with ASM, SM-AHN or MCL, after at least one systemic therapy. 4. CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib in Greater China. Updated as of January 8, 2024.

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